UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 30, 2004

ASIA PREMIUM TELEVISION GROUP, INC

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(Exact name of registrant as specified in charter)

Nevada                    033-33263                       62-1407521

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(State of Incorporation) (Commission File Number) (IRS Employer Identification No.)

Room 602, 2 North Tuanjiehu Street, Chaoyang District, Beijing 100026  People’s Republic of China

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(Address of Principle Executive Office, Including Zip Code)

Registrant's Telephone Number, Including Area Code: 86-10-6582-7900

Not applicable

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(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On September 17, 2004, the Board of Directors of Asia Premium Television Group, Inc. (the “Registrant”) received from Stanley Roy Goss a resignation letter dated September 7, 2004 for his resignation as Director and Chief Financial Officer. After careful and prudent consideration, the Board of Directors accepted his resignation on September 24, 2004.

The Board of Directors is searching for a qualified candidate to fill the vacancy on the Board of Directors and the Chief Financial Officer position.

The Board of Directors has appointed the current Finance Manager, Mr. Miao Bulin, to undertake the responsibilities of the Chief Financial Officer during the transitional period.

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SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Asia Premium Television Group, Inc.

Date: September 30, 2004

By:  /s/  Li Li

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Name:

Li Li

Title:

Chairman of the Board of Directors